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                                                                   EXHIBIT 10.34


                                PLEDGE AGREEMENT
                                (Bank Deposits)

     This PLEDGE AGREEMENT, dated this 14th day of March, 2000, is made by WILLIAM P. O'REILLY, an individual resident of the State of Michigan (the "Pledgor"), with an address at 9 Pine Gate Court, Bloomfield Hills, Michigan 48304, in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association, as collateral and administrative agent for Lenders (as identified below) (together with its successors in such capacity, the "Agent").

                                   Recitals:

     ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"), various of its subsidiaries (jointly and severally with Eltrax, the "Borrowers"), the various financial institutions that are parties thereto from time to time as lenders ("Lenders"), and Agent have entered into a certain Revolving Credit and Security Agreement dated of even date herewith (together with all amendments thereto, the "Credit Agreement"), pursuant to which Lenders may from time to time make loans or extend other financial accommodations to or for the benefit of Borrowers.

     Pursuant to that certain Limited Guaranty Agreement dated the date hereof of in favor of Agent and Lenders (as at any time amended, the "Guaranty"), Pledgor has guaranteed the payment and performance to Agent and Lenders of the Obligations (as hereinafter defined).

     A condition to Lenders' willingness to fund any Loans is Pledgor's execution and delivery of this Agreement. To induce Lenders to make loans and otherwise extend credit pursuant to the Credit Agreement, Pledgor has agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) as security for the timely payment and performance of the Obligations (as hereinafter defined).

     NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid to Pledgor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the timely payment and performance of the Secured Obligations (as defined below), Pledgor agrees as follows:

     1.   Pledge.  In order to induce the Lenders to extend the Obligations (as
          ------
defined below), the Pledgor hereby grants a security interest in and pledges to Agent, for its benefit and the ratable benefit of Lenders, and to all other direct or indirect subsidiaries of PNC Bank Corp., all of the Pledgor's right, title and interest in and to the accounts, deposits, deposit accounts, and certificates of deposit, whether negotiable or nonnegotiable, and all security entitlements of the Pledgor with respect thereto, whether now owned or hereafter acquired, including those entries on the records of the issuing institution, and any and all renewals, substitutions, replacements and proceeds and all income, interest and other distributions thereon maintained in the name of the Pledgor by the issuing institution, as more fully described on Exhibit A attached hereto
                                                       ---------
and made a part hereof (the "Collateral").

     The Pledgor agrees that (i) Agent shall have the sole and exclusive right of withdrawal of the Collateral, (ii) until the release of the Guaranty and the satisfaction of Guaranty Release Conditions (as defined in the Guaranty), the Pledgor shall have no right of withdrawal of the Collateral, and (iii) Agent may make appropriate notations in its books and records (electronic or otherwise) to effectuate the foregoing.

     2.   Obligations Secured.  The Collateral secures payment of all loans,
          -------------------
advances, debts, liabilities, obligations, covenants and duties owing to the Agent or any Lender or to any other direct or
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indirect subsidiary of PNC Bank Corp. from the Pledgor and from any Borrower, of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Pledgor or any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of Agent's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of Agent incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses (collectively, the "Obligations").

     3.   Representations and Warranties.  The Pledgor represents and warrants
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to Agent that (a) no prior lien or encumbrance exists on the Collateral, and the
Pledgor will not grant or suffer to exist any such lien or encumbrance in the future, and (b) the Pledgor is the legal owner of the Collateral and has the right to pledge and grant a security interest in the Collateral without the consent of any other party other than the issuing institution, which the Pledgor has caused or will cause to execute the Acknowledgment in substantially the form attached hereto.

     4.   Default.
          -------

          4.1. If any of the following occur (each an "Event of Default"): (i) any Event of Default occurs under the Credit Agreement, (ii) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default, (iii) demand by the Agent or Lenders under any of the Obligations that have a demand feature, (iv) the failure by the Pledgor to perform any of its obligations hereunder, (v) the falsity, inaccuracy or material breach by the Pledgor of any written warranty, representation or statement made or furnished to Agent by or on behalf of the Pledgor, (vi) the failure of Agent to have a perfected first priority security interest in the Collateral, (vii) any restriction is imposed on the pledge or transfer of any of the Collateral after the date of this Agreement without the prior written consent of Agent, or (viii) the breach of the Control Agreement (referred to in Section 6 below), or receipt of notice of termination of the Control Agreement if no successor custodian acceptable to Agent has executed a Control Agreement in form and substance acceptable to Agent on or before 10 days prior to the effective date of the termination, then Agent is authorized in its discretion to declare any or all of the Obligations to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Pledge Agreement or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best.

          4.2. Agent is authorized to draw the funds represented by the Collateral, in whole or in part, and to do all acts necessary to draw such funds, to apply to all Obligations secured hereby, whether declared immediately due and payable or otherwise, and the officers of the issuing institution are authorized and directed to pay the same to Agent on demand.

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          4.3. The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Agent will be applied to the Obligations in accordance with the Credit Agreement. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Pledgor. If after exhausting all of the Collateral there is a deficiency, the Pledgor or, if the Pledgor is not borrowing from Agent or Lenders or providing a guaranty of the Borrowers' Obligations, the Borrowers will be liable therefor to Agent and the Lenders; provided, however, that nothing contained herein will obligate
             --------  -------
Agent to proceed against any Borrower or any other party obligated under the Obligations or against any other collateral for the Obligations prior to proceeding against the Collateral.

          4.4. If any demand is made at any time upon Agent or any Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if Agent or such Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Pledgor will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by Agent. The provisions of this section will be and remain effective notwithstanding the release of any of the Collateral by Agent in reliance upon such payment (in which case the Pledgor's liability will be limited to an amount equal to the fair market value of the Collateral determined as of the date such Collateral was released) and any such release will be without prejudice to Agent's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable. This Section shall survive the termination of this Pledge Agreement.

     5.   Interest and Premiums.  All interest and premiums declared or paid on
          ---------------------
the Collateral shall be the property of the Pledgor but shall remain as Collateral, subject to the restrictions contained in this Agreement, unless released by Agent, in its discretion, following a request from Pledgor. At any time after the occurrence of an Event of Default, Agent shall be entitled to apply all interest and premiums declared or paid on the Collateral in accordance with the provisions of Section 4 above.

     6.   Securities Account.  If the Collateral includes certificate(s) of
          ------------------
deposit maintained in a securities account, then the Pledgor agrees to cause the securities intermediary on whose books and records the ownership interest of the Pledgor in the Collateral appears (the "Custodian") to execute and deliver, contemporaneously herewith, a notification and control agreement or other agreement satisfactory to Agent (the "Control Agreement") in order to perfect and protect Agent's security interest in the Collateral.

     7.   Further Assurances.  At any time and from time to time, upon demand of
          ------------------
Agent, the Pledgor will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that Agent may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable Agent to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Pledgor hereby irrevocably appoints Agent as the Pledgor's attorney-in-fact to do all acts and things in the Pledgor's name that Agent may deem necessary or desirable. This power of attorney is coupled with an interest with full power of substitution and is irrevocable. Agent is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code relating to the Collateral without the Pledgor's signature, naming the Pledgor as debtor and Agent as secured party.

     8.   Notices.  All notices, demands, requests, consents, approvals and
          -------
other communications required or permitted hereunder must be in writing and will be effective upon receipt to the Pledgor or Agent. Such notices may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address

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set forth above or to such other address as either the Pledgor or Agent may give to the other in writing for such purpose.

     9.   Preservation of Rights.  (a) No delay or omission on Agent's part to
          ----------------------
exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Agent's action or inaction impair any such right or power. Agent's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Agent may have under other agreements, at law or in equity.

          (b) Agent and Lenders may, at any time and from time to time, without notice to or the consent of the Pledgor or any Borrower unless otherwise expressly required pursuant to the terms of the Credit Agreement, and without impairing or releasing, discharging or modifying the Pledgor's liabilities hereunder, (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations;
(ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other pledge or security agreements, or any security for any Obligations; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Pledgor or the Borrowers in such order, manner and amount as Agent may determine in its sole discretion; (iv) deal with any other person with respect to any Obligations in such manner as Agent deems appropriate in its sole discretion; (v) substitute, exchange or release any security or guaranty; or
(vi) take such actions and exercise such remedies hereunder as provided herein. The Pledgor and the Borrowers hereby waive (a) presentment, protest, notice of dishonor and notice of non-payment, and (b) all defenses based on suretyship or impairment of collateral.

     10.  Illegality.  In case any one or more of the provisions contained in
          ----------
this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     11.  Changes in Writing.  No modification, amendment or waiver of any
          ------------------
provision of this Pledge Agreement nor consent to any departure by the Pledgor therefrom will be effective unless made in a writing signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case will entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstance.

     12.  Entire Agreement.  This Pledge Agreement (including the documents and
          ----------------
instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgor and Agent with respect to the subject matter hereof.

     13.  Successors and Assigns.  This Pledge Agreement will be binding upon
          ----------------------
and inure to the benefit of the Pledgor and Agent and their respective heirs, executors, administrators, successors and assigns; provided, however, that the
                                                   --------  -------
Pledgor may not assign this Pledge Agreement in whole or in part without Agent's prior written consent and Agent at any time may assign this Pledge Agreement in whole or in part.

     14.  Interpretation.  In this Pledge Agreement, unless Agent and the
          --------------
Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation." Section headings in this Pledge Agreement are included for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose.

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If this Pledge Agreement is executed by more than one party as Pledgor, the obligations of such persons or entities will be joint and several.

     15.  Indemnity.  The Pledgor agrees to indemnify each of Agent, Lenders,
          ---------
their respective directors, officers and employees and each legal entity, if any, who controls Agent or any Lender (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Pledge Agreement and under any Control Agreement; provided, however, that the
                                                  --------  -------
foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Pledge Agreement. The Pledgor may participate at its expense in the defense of any such claim.

     16.  Governing Law and Jurisdiction.  This Pledge Agreement has been
          ------------------------------
delivered to and accepted by Agent and will be deemed to be made in the State of Georgia. This Pledge Agreement will be interpreted and the rights and liabilities of the Pledgor and Agent determined in accordance with the laws of the State of Georgia. The Pledgor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the in the County of Cobb, State of Georgia; provided that nothing contained in this Pledge Agreement will prevent Agent from bringing any action, enforcing any award or judgment or exercising any rights against the Pledgor individually, against any security or against any property of the Pledgor within any other county, state or other foreign or domestic jurisdiction. The Pledgor acknowledges and agrees that the venue provided above is the most convenient forum for both Agent and the Pledgor. The Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Pledge Agreement.

     17.  WAIVER OF JURY TRIAL.  THE PLEDGOR IRREVOCABLY WAIVES ANY AND ALL
          --------------------
RIGHT THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS PLEDGE AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Pledgor acknowledges that it has read and understood all the provisions of this Pledge Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.


Witness:

                                        /s/  William P. O'Reilly
---------------------------------   ----------------------------------------
                                    William P. O'Reilly               (SEAL)

Print Name:______________________

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

                                 ACKNOWLEDGMENT

     The issuing institution acknowledges notification of the foregoing Pledge Agreement and represents that said assignment and security interest will be recognized; that it has received no notice of, and has no knowledge of, any other assignment of, or security interest in any or all of the Collateral that are on the books and records of the undersigned and subject to the foregoing Pledge Agreement; that it will not release the Collateral to the Pledgor until notice of termination of the Pledge Agreement is received from Agent; and that the Collateral is not subject to any claim for credits, allowance or adjustment or any set off, defense or counterclaim. The issuing institution hereby waives, as against Agent, all such claims for credit, allowance or adjustment, set offs, defenses and counterclaims, whether now existing or hereafter arising, hereby subordinates in favor of Agent any other liens or security interests the issuing institution may have in the Collateral, whether now existing or hereafter arising, and hereby waives any right to require a court order or indemnity bond as a condition to the recognition of the Pledge Agreement and payment to Agent.

WITNESS the due execution and sealing hereof this 14th day of March, 2000 with the intent to be legally bound hereby.

WITNESS/ATTEST:                          ISSUING INSTITUTION:


                                         PNC BANK, NATIONAL ASSOCIATION


-------------------------------------    By:  /s/ Kurt V. Putkonen
                                             ---------------------------------

Print Name:                              Print Name:  Kurt V. Putkonen
           --------------------------               --------------------------

                                         Title:   Vice President
                                                ------------------------------
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

                                   EXHIBIT A
                              TO PLEDGE AGREEMENT



     Issuer              Dollar Amount             Account Title/Account No.
     ------              -------------             -------------------------

PNC Bank, National        $2,800,000               Certificate of Deposit
Association                                        No. 31900181454

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